UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2022

SANDERSON FARMS, INC.

(Exact name of Registrant as Specified in its Charter)

Mississippi	1-14977	64-0615843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road, Laurel, Mississippi	39443
(Address of Principal Executive Offices)	(Zip Code)

(601) 649-4030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	SAFM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 22, 2022, Sanderson Farms, Inc., a Mississippi business corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), with Walnut Sycamore Holdings LLC, a Delaware limited liability company (“Parent”), Sycamore Merger Sub LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes of certain provisions specified therein, Wayne Farms LLC, a Delaware limited liability company (“Wayne Farms”). Upon the effective time of the Merger (as defined below) (the “Effective Time”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent. Parent is a joint venture formed between Continental Grain Company and Cargill, Incorporated.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Concurrently with the Effective Time, the Company terminated all commitments outstanding under that certain Credit Agreement, dated April 23, 2021 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the lenders and other parties from time to time party thereto and BMO Harris Bank N.A., as agent. In connection with the termination of the Credit Agreement, all outstanding loans and other amounts due thereunder were repaid in full.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Completion of the Merger

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report is incorporated herein by reference.

On July 22, 2022, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent.

At the Effective Time, each share of common stock, par value $1.00 per share, of the Company (the “Shares”) outstanding immediately prior to the Effective Time (other than (i) Shares owned by the Company as treasury stock or otherwise, Parent, Merger Sub or by any wholly owned subsidiary of the Company, Parent or Merger Sub and (ii) Shares covered by the Company’s restricted stock awards) was automatically converted into the right to receive $203.00 per Share in cash, without interest (the “Merger Consideration”).

At the Effective Time, (i) each restricted Share that was outstanding immediately prior to the Effective Time became fully vested and was converted into the right to receive an amount in cash equal to the Merger Consideration, payable shortly following Closing, and (ii) for each Company performance share award that was outstanding immediately prior to the Effective Time, other than those held by Joe F. Sanderson, Lampkin Butts and Mike Cockrell, each Share covered by the award that was earned based on actual performance through October 31, 2021 was converted into the right to receive the Merger Consideration, payable shortly following Closing, and the excess of the maximum number of Shares covered by the award over the earned Shares was converted into an unvested cash award that will vest and be paid on the first anniversary of the closing date of the Merger or upon an earlier qualifying termination of employment. For the Company performance share awards held by Messrs. Sanderson, Butts and Cockrell, the maximum number of shares covered by the Award were each converted into the right to receive the Merger Consideration, payable shortly following Closing.

In connection with the Closing, Mr. Cockrell received a transaction bonus of $2.4 million upon the Closing. Additionally, Messrs. Sanderson, Butts and Cockrell were paid a pro rata fiscal year 2022 bonus based on maximum performance (as opposed to target performance) upon the Closing.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 9, 2021, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On July 22, 2022, the Company notified the NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed, and requested that NASDAQ suspend trading of the Shares on NASDAQ prior to the opening of trading on July 22, 2022. The Company also requested that NASDAQ file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all Shares from NASDAQ and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on NASDAQ.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became an indirect wholly owned subsidiary of Parent. Parent is a joint venture formed between Continental Grain Company and Cargill, Incorporated.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

Directors

In accordance with the terms of the Merger Agreement, at the Effective Time, each of Lampkin Butts, Mike Cockrell, Gail Jones Pittman, Phil K. Livingston, Joe F. Sanderson, Jr., Beverly Wade Hogan, Toni D. Cooley, Fred Banks Jr., John Bierbusse, Suzanne T. Mestayer, Edith Kelly-Green, David Barksdale and Sonia A. Perez ceased to serve as directors of the Company. Effective as of the Effective Time, in accordance with the Merger Agreement, Jon Nash, Patrick Locken and Ari Gendason, who were appointed by the managing member of Merger Sub immediately prior to the Effective Time became directors of the Company.

Officers

Effective as of the Effective Time, the officers of the Company as of immediately prior to the Effective Time continued as officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the By-Laws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Bylaws”). A copy of the Amended Restated Bylaws of the Company is filed as Exhibits 3.1 to this Current Report, respectively, and is incorporated herein by reference.

Item 8.01	Other Events

On July 22, 2022, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1

Agreement and Plan of Merger, dated as of August 8, 2021, by and among Sanderson Farms, Inc., Walnut Sycamore Holdings LLC, Sycamore Merger Sub LLC and solely for purposes of certain provisions specified therein, Wayne Farms LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 9, 2021).

3.1	Amended and Restated Bylaws of Sanderson Farms, Inc.

99.1	Press Release, dated July 22, 2022

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARM, INC. (Registrant)

	By:	/s/ Jeremy V. Kilburn
Jeremy V. Kilburn
Vice President, General Counsel & Secretary

Date: July 22, 2022